UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2008

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91320 Industrial Way,

Coburg, Oregon 97408

 (Address of principal executive offices, including zip code)

(541) 686-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-term Incentive Plan Awards

On January 4, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Monaco Coach Corporation (“Monaco”) granted Restricted Stock Units (RSUs) and Performance Share Awards (PSAs) to Monaco’s executive officers and other key managers in accordance with Monaco’s Long-term Incentive Plan.

The awards to our Named Executive Officers were as follows:

	Title	RSU Award	PSA Award
Kay L. Toolson	Chairman of the Board and Chief Executive Officer	82,588	82,588
John W. Nepute	President	35,630	35,630
P. Martin Daley	Vice President and Chief Financial Officer	19,247	19,247
Richard E. Bond	Senior Vice President, Secretary and Chief Administrative Officer	11,167	11,167
Michael P. Snell	Vice President of Sales and Marketing	10,800	10,800

The awards of RSUs to executive officers other than Kay Toolson, Chairman and Chief Executive Officer, and John Nepute, President, vest at the rate of 25% per annum over four years subject to the individual’s continued employment with Monaco.  The RSUs awarded to Messrs. Toolson and Nepute incorporate performance targets that must be met for the RSUs to vest and, subject to the satisfaction of the performance target, will vest in full on the third anniversary of the date of grant.  The performance targets for Messrs. Toolson and Nepute are a specified Return on Equity for 2008 or, alternatively, a specified average Return on Equity over the three-year period of fiscal 2008-2010.

The awards of PSAs to executive officers (including Messrs. Toolson and Nepute) will be earned based on Monaco achieving target levels of total shareholder return and return on net assets.  The performance cycle for these awards is a three-year cycle for fiscal 2008 through fiscal 2010.

All of the foregoing awards were made under Monaco’s 1993 Stock Plan.  The form of Restricted Stock Unit Agreement (excluding subsequent immaterial changes) used for the awards of RSUs to the executive officers and key managers (other than Messrs. Toolson and Nepute) was previously filed as Exhibit 10.4 to Monaco’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2007 (the “Form 10-Q Report”).  The form of Restricted Stock Unit Agreement (excluding subsequent immaterial changes) used for the awards of RSUs to Messrs. Toolson and Nepute was previously filed as Exhibit 10.2 to the Form 10-Q Report.  The form of Performance Share Agreement (excluding subsequent immaterial changes) used for the awards of PSAs to the executive officers and key managers was previously filed as Exhibit 10.1 to the Form 10-Q Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION

Date: January 10, 2008	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer